UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1464

Smith Barney Funds, Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: December 31, 2005

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

EXPERIENCE

ANNUAL REPORT

DECEMBER 31, 2005

Smith Barney Funds, Inc.

U.S. Government Securities Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Smith Barney Funds, Inc.

U.S. Government Securities Fund

Annual Report  •  December 31, 2005

What’s

Inside

Fund Objective

The Fund seeks high current income, liquidity and security of principal.

Under a licensing agreement between Citigroup and Legg Mason, the name of the funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi” and “Citigroup Asset Management”. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Despite numerous obstacles, including rising short-term interest rates, surging oil prices, a destructive hurricane season, and geopolitical issues, the U.S. economy continued to expand at a healthy pace during the reporting period. After a 3.8% advance in the first quarter of 2005, gross domestic product (“GDP”)i growth was 3.3% during the second quarter and 4.1% in the third quarter. While fourth quarter figures have not yet been released, another slight gain is anticipated.

Given the strength of the economy and inflationary pressures, the Federal Reserve Board (“Fed”)ii continued to raise interest rates throughout the period. After raising rates five times from June 2004 through December 2004, the Fed increased its target for the federal funds rateiii in 0.25% increments eight additional times over the reporting period. This represents the longest sustained Fed tightening cycle since the 1970s. All told, the Fed’s thirteen rate hikes have brought the target for the federal funds rate from 1.00% to 4.25%. After the end of the Fund’s reporting period, at its January meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.50%.

As the year began, it was widely expected that both short- and long-term yields would rise. This panned out with short-term rates, as two-year Treasury yields rose from 3.08% to 4.41% over the 12-month period ended December 31, 2005. However, while there were periods of volatility, over the same period long-term yields experienced only a modest increase, moving from 4.24% to 4.37%. In late December, the yield curve inverted, as the yield on two-year Treasuries surpassed that of 10-year Treasuries. This anomaly has historically foreshadowed an economic slowdown or recession.

Looking at the one-year period as a whole, the overall bond market, as measured by the Lehman Brothers Aggregate Bond Indexiv, returned 2.43%.

Smith Barney Funds, Inc. U.S. Government Securities Fund         I

After two years of strong returns in 2003 and 2004, the high yield market took a step backwards in 2005. While corporate balance sheets continued to strengthen and corporate profits were strong, these positive developments took a back seat to the highly publicized downgrades of General Motors Corporation and Ford Motor Company. However, later in the year the high yield market rallied as the uncertainty surrounding the downgrades lifted and investors searched for incremental yield. During the one-year period ended December 31, 2005, the Citigroup High Yield Market Indexv returned 2.08%.

Emerging markets debt had another strong year in 2005, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 10.73%. Many emerging market countries have improved their balance sheets in recent years. In addition, strong domestic demand and high energy and commodity prices, including oil, metals, and agriculture, supported many emerging market countries. This more than offset the potential negatives associated with rising U.S. interest rates.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

On or about April 7, 2006, the Smith Barney U.S. Government Securities Fund will be renamed Legg Mason Partners U.S. Government Securities Fund.

II         Smith Barney Funds, Inc. U.S. Government Securities Fund

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 2, 2006

Smith Barney Funds, Inc. U.S. Government Securities Fund         III

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vi	J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

IV         Smith Barney Funds, Inc. U.S. Government Securities Fund

Manager Overview

MARK LINDBLOOM (left) Vice President and Investment Officer FRANCIS MUSTARO (right) Vice President and Investment Officer

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the 12 months ended December 31, 2005, the markets were primarily driven by Federal Reserve Board (“Fed”)i activity, employment and inflation data and rising energy costs, exacerbated by the devastating impact of Hurricane Katrina on the U.S. Gulf Coast. The Fed’s eight “measured” 25-basis-pointii hikes during the period brought the federal funds rateiii from 2.25% to 4.25% by period end. After the end of the Fund’s reporting period, at its January meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.50%. These measured, consecutive rate hikes exerted upward pressure on short-term bond yields, driving 2-year yields up about 134 basis points during the 12 months. However, in what Fed Chairman Alan Greenspan termed a “conundrum,” yields on the long bond stayed low during the period, declining 29 basis points over the 12 months. This sharp rise in short yields and decline in longer yields resulted in the extensive yield curve flattening seen throughout the period and, near year end, a brief yield curve inversion as 2-year U.S. Treasury yields broke above 10-year yields on stronger-than-expected housing starts.

As the market fully expected each 25-basis-point hike in the federal funds rate during the period — thanks to the Fed’s well-telegraphed intentions to raise rates at a measured pace — investors spent much of the period dissecting language from the Fed for clues on its assessment of the U.S. economy and the pace of rate hikes. The Fed reiterated throughout much of the year that it would increase rates “at a pace that is likely to be measured,” noting that core inflation remained low through the year and long-term inflation expectations were “contained”. However, higher energy costs, exacerbated by the supply disruption following the Hurricanes Katrina and Rita, augmented already building inflationary pressure. Although the Fed maintained its “measured” language until the very end of the quarter due to continued strong economic growth and manageable inflation, in an important departure from previous accompanying statements, the Federal Open Market Committee (“FOMC”) removed its characterization of monetary policy as “accommodative” in its December statement, as well as the signal phrase “at a pace that is likely to be measured”, a key indicator of future rate hikes. The overall tone of the December statement also indicated that monetary policy decisions will become more data dependent as the Fed shifts from its focus on reaching neutral to limiting pricing pressures. The nomination of Ben Bernanke in October as Fed Chairman Alan Greenspan’s replacement also affected markets, leaving open the question of future policy direction, as Mr. Bernanke’s specific focus and leadership skills are, in part, unknown.

Smith Barney Funds, Inc. U.S. Government Securities Fund 2005 Annual Report         1

Economic growth remained remarkably resilient during the annual period, particularly in light of the volatility seen in employment indicators and mixed industrial production, retail sales and consumer sentiment during Spring 2005 and in the aftermath of Fall 2005’s Hurricanes Katrina and Rita. Although the pace of improvement remained uneven month to month, the U.S. labor market trended broadly positive during the annual period, continuing the upswing in employment that began in early 2004. Unemployment fell through the majority of the period, declining from 5.4% in December 2004 to 4.9% in December 2005. While September 2005 saw a 0.2% month-over-month uptick in unemployment to 5.1% as the dislocation in the Gulf region flowed through, the unemployment rate shifted back down by in the fourth quarter. An exceedingly strong housing market also underlied economic growth during the year, continuing its upward charge through the period despite some softening by year-end.

Industrial production and retail sales remained broadly positive through most of the period, even considering the volatility in the auto sector as General Motors Corporation and Ford Motor Company were successively downgraded by three major statistical credit rating agencies to below investment grade in Spring 2005. While auto sales dragged down headline retail numbers by period end, as reductions in auto production hit the market and the highly successful automotive dealer incentive packages offered through the summer came to an end, overall retail sales (ex-autos) remained reasonably stable. Industrial production declined in September on the impact of the hurricanes but rebounded sharply in October, resuming the strong upswing seen through the majority of the annual period. Consumer confidence, which plummeted through the Fall, ended the year up slightly at 103.6 versus December 2004’s 102.3 reading as gasoline prices fell in the fourth quarter.

Despite the resilience of the U.S. economy during the period, anemic global growth, broadly rising inflation and higher oil prices undoubtedly restrained economic activity during the 12 months. U.S. gross domestic product (“GDP”)iv declined year-over-year to 3.8% growth in first quarter 2005 (from first quarter 2004’s 4.5% pace) and 3.3% growth in second quarter 2005 (from second quarter 2004’s 3.5%). While economic growth rebounded into the third quarter, gaining 4.1% on an annualized basis, the recovery was at least partially fueled by the massive fiscal stimulus injected into the Gulf region in the wake of the hurricanes. Therefore, although growth remained strong throughout the period, fears of potential slowing, combined with increasing inflation, drove markets. Oil prices, which breached $70 per barrel in late August before drifting back down to the mid-$60s, also cast a pall on growth and consumer spending expectations.

While inflationary pressures from sustained high commodity prices began to creep into the economy, particularly near the end of the year, continued strong growth and limited wage pressures kept long-term inflation expectations relatively contained through 2005. Core inflation rates, in particular, remained at moderate levels, with core Consumer Price Index (“CPI”) inflation consistently registering below expectations through early Fall despite growing headline inflationary pressure. Inflation fears tapered off slightly during

2         Smith Barney Funds, Inc. U.S. Government Securities Fund 2005 Annual Report

the last two months of the quarter as energy costs came off their September highs, with headline inflation even surprising on the downside in December. However, despite the apparently moderate pace of inflation through 2005, the Fed remained extremely vigilant, as some inflation pressures began to seep into producer prices and U.S. economic growth continued at its surprisingly strong pace. Consistently high energy prices also began to push up core CPI inflation by December end, stopping its downward month-to-month drift to end the year near the upper end of the Fed’s comfort range.

Performance Review

For the 12 months ended December 31, 2005, Class A shares of the Smith Barney Funds, Inc.- U.S. Government Securities Fund, excluding sales charges, returned 2.14%. These shares outperformed the Lipper U.S. Mortgage Funds Category Average,1 which increased 1.93%. The Fund’s unmanaged benchmark, the Lehman Brothers Mortgage-Backed Securities Indexv, returned 2.61% for the same period.

Performance Snapshot as of December 31, 2005 (excluding sales charges) (unaudited)

	6 months	12 months

U.S. Government Securities Fund — Class A Shares	0.28%	2.14%

Lehman Brothers Mortgage-Backed Securities Index	0.45%	2.61%

Lipper U.S. Mortgage Funds Category Average[1]	0.17%	1.93%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.
Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.
The Fund has entered into a contractual expense reimbursement agreement with each of its co-distributors with respect to Class A shares of the Fund. Each co-distributor will reimburse the Fund to the extent that 12b-1 plan payments exceed expenses.
All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 0.03%, Class C shares returned –0.13% and Class Y shares returned 0.45% over the six months ended December 31, 2005. Excluding sales charges, Class B shares returned 1.56%, Class C shares returned 1.25% and Class Y shares returned 2.41% over the twelve months ended December 31, 2005.
[1]Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 81 funds for the six-month period and among the 80 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Smith Barney Funds, Inc. U.S. Government Securities Fund 2005 Annual Report         3

Q. What were the most significant factors affecting Fund performance?

     What were the leading contributors to performance?

A. A combination of duration management, sector selection and coupon selection contributed to Fund performance during the period.

     What were the leading detractors from performance?

A. The portfolio’s shorter duration posture versus the benchmark early in the period detracted from performance, as the longer end (10+ year) of the yield curve held up better than market participants expected. However, the portfolio recouped some of its early losses in the second half of the period due to its shorter duration position as rates continued to climb across all parts of the yield curve.

Q. Were there any significant changes to the Fund during the reporting period?

A. We gradually increased our exposure to mortgage-backed securities during the annual period as the asset class cheapened in our view, 10-year U.S. Treasury yields became more rangebound and relative value versus U.S. Treasuries improved.

We increased our duration position during the annual period, although we remain short versus the benchmark. (Duration is a measure of a portfolio’s price sensitivity to interest rate movements. A shorter duration helps cushion price declines in the event of rising rates.)

Thank you for your investment in the Smith Barney Funds, Inc.- U.S. Government Securities Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Mark Lindbloom Vice President and Investment Officer	Francis Mustaro Vice President and Investment Officer

February 2, 2006

4         Smith Barney Funds, Inc. U.S. Government Securities Fund 2005 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, bond and mortgage-related securities are subject to interest rate, credit and market risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Payments of principal and interest on mortgage-backed securities are guaranteed solely by the issuer and not guaranteed by the U.S. government. Please note that the Fund’s shares are not guaranteed by the U.S. government or its agencies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	A basis point is one one-hundredth (1/100 or 0.01) of one percent.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

[v]	The Lehman Brothers Mortgage-Backed Securities Index is composed of about 600 15-year to 30-year fixed rate mortgage-backed pools of Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Corporation.

Smith Barney Funds, Inc. U.S. Government Securities Fund 2005 Annual Report         5

Fund at a Glance (unaudited)

6         Smith Barney Funds, Inc. U.S. Government Securities Fund 2005 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2005 and held for the six months ended December 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	0.28%	$1,000.00	$1,002.80	0.80%	$4.04

Class B	0.03	1,000.00	1,000.30	1.27	6.40

Class C	(0.13)	1,000.00	998.70	1.63	8.21

Class Y	0.45	1,000.00	1,004.50	0.50	2.53

(1)	For the six months ended December 31, 2005.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Smith Barney Funds, Inc. U.S. Government Securities Fund 2005 Annual Report         7

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,021.17	0.80%	$4.08

Class B	5.00	1,000.00	1,018.80	1.27	6.46

Class C	5.00	1,000.00	1,016.99	1.63	8.29

Class Y	5.00	1,000.00	1,022.68	0.50	2.55

(1)	For the six months ended December 31, 2005.
(2)	Expenses (net of expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

8         Smith Barney Funds, Inc. U.S. Government Securities Fund 2005 Annual Report

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C	Class Y
Twelve Months Ended 12/31/05	2.14%	1.56%	1.25%	2.41%

Five Years Ended 12/31/05	4.60	4.06	3.90	4.90

Ten Years Ended 12/31/05	5.20	4.67	4.61	5.51

Inception* through 12/31/05	7.76	5.77	5.04	5.80

	With Sales Charges(3)
	Class A	Class B	Class C	Class Y
Twelve Months Ended 12/31/05	(2.46)%	(2.84)%	0.27%	2.41%

Five Years Ended 12/31/05	3.63	3.89	3.90	4.90

Ten Years Ended 12/31/05	4.72	4.67	4.61	5.51

Inception* through 12/31/05	7.53	5.77	5.04	5.80

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (12/31/95 through 12/31/05)	66.02%

Class B (12/31/95 through 12/31/05)	57.78

Class C (12/31/95 through 12/31/05)	56.94

Class Y (12/31/95 through 12/31/05)	71.02

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.
(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charges of 4.50%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
*	Inception dates for Class A, B, C and Y shares are October 9, 1984, November 7, 1994, December 2, 1992 and January 12, 1993, respectively.

Smith Barney Funds, Inc. U.S. Government Securities Fund 2005 Annual Report         9

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the U.S. Government Securities Fund vs. Lehman Brothers Mortgage-Backed Securities Index† (December 1995 — December 2005)

†	Hypothetical illustration of $10,000 invested in Class A shares on December 31, 1995, assuming deduction of the maximum 4.50% sales charge at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2005. The Lehman Brothers Mortgage-Backed Securities (“MBS”) Index is composed of about 600 15-year to 30-year fixed-rate mortgage-backed pools of Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. obligations. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether higher or lower sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

10         Smith Barney Funds, Inc. U.S. Government Securities Fund 2005 Annual Report

Schedule of Investments (December 31, 2005)

U.S. GOVERNMENT SECURITIES FUND

Face Amount	Security	Value

MORTGAGE-BACKED SECURITIES — 84.4%
FHLMC — 25.2%
	Federal Home Loan Mortgage Corp. (FHLMC):
$1,305,861	6.040% due 2/1/32 (a)	$1,343,794
1,517,984	5.692% due 5/1/32 (a)	1,552,730
13,000,000	6.000% due 12/1/35 (d)(e)	13,130,000
1,575,000	4.500% due 12/31/35 (d)(e)	1,481,977
	Gold:
758,129	7.000% due 11/1/15-2/1/16	787,023
2,356,289	6.500% due 6/1/16-1/1/32	2,421,470
2,999,757	6.000% due 3/1/17	3,063,141
5,000,000	4.500% due 12/1/20 (d)(e)	4,865,625
42,000,000	5.500% due 12/1/20-12/1/35 (d)(e)	41,844,396
24,400,000	5.000% due 12/1/35 (d)(e)	23,622,250
6,000,000	6.500% due 12/1/35 (d)(e)	6,150,000

	TOTAL FHLMC	100,262,406

FNMA — 48.4%
	Federal National Mortgage Association (FNMA):
180,707	6.500% due 7/1/16-5/1/32	185,893
900,858	5.500% due 11/1/16-12/1/16	907,743
7,320,726	6.000% due 5/1/17-7/1/32	7,437,407
9,589,889	4.500% due 8/1/18 (b)	9,356,177
1,465,550	5.000% due 12/1/18	1,452,666
13,000,000	4.500% due 12/1/20 (d)(e)	12,650,625
33,650,000	5.500% due 12/1/20-12/1/35 (d)(e)	33,669,057
3,872,649	7.000% due 4/1/26-6/1/32	4,045,542
1,079,742	5.530% due 6/1/32 (a)	1,091,985
5,333,991	6.500% due 12/1/32 (b)	5,483,572
15,760,702	5.500% due 8/1/33 (b)	15,654,652
42,610,315	5.000% due 3/1/34 (b)	41,448,486
13,904,425	6.000% due 10/1/34 (b)	14,040,239
25,500,000	5.000% due 12/1/35 (d)(e)	24,711,081
8,400,000	6.000% due 12/1/35 (d)(e)	8,478,750
10,680,000	6.500% due 12/1/35 (d)(e)	10,957,018
836,767	Whole Loan, 4.710% due 9/25/43	834,532

	TOTAL FNMA	192,405,425

GNMA — 10.8%
	Government National Mortgage Association (GNMA):
2,466,645	7.000% due 1/15/29-11/15/31	2,591,007
788,726	7.500% due 1/15/30-10/15/31	829,753
3,426,145	6.500% due 10/15/31-10/15/32	3,581,934
4,869,449	6.000% due 11/15/32	4,993,419
21,038,145	5.000% due 5/15/33 (b)	20,796,931

See Notes to Financial Statements.

Smith Barney Funds, Inc. U.S. Government Securities Fund 2005 Annual Report         11

Schedule of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

GNMA — 10.8% (continued)
$10,000,000	5.500% due 12/1/35 (d)(e)	$10,062,500

	TOTAL GNMA	42,855,544

	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $339,425,152)	335,523,375

ASSET-BACKED SECURITIES — 1.4%
Home Equity — 1.4%
1,586,686	Countrywide Inc., Asset-Backed Securities, Series 2002-S3, Class M1, 4.800% due 5/25/32	1,581,126
999,170	GMAC Mortgage Corp. Loan Trust, Series 2003-HE2, Class A2, 3.140% due 6/25/25	993,664
2,083,517	Renaissance Home Equity Loan Trust, Series 2003-3, Class A, 4.879% due 12/25/33 (a)	2,097,242
194,039	Saxon Asset Securities Trust, Series 2004-3, Class A2, 4.559% due 12/26/34 (a)	194,191
814,004	Structured Asset Investment Loan Trust, Series 2003-BC1, Class A2, 4.719% due 1/25/33 (a)	815,924

	TOTAL ASSET-BACKED SECURITIES (Cost — $5,676,238)	5,682,147

COLLATERALIZED MORTGAGE OBLIGATIONS — 15.2%
1,280,249	Bear Stearns Alternate A Trust, Series 2003-4, Class 2A1, 4.699% due 2/25/34 (a)	1,281,041
	Countrywide Home Loans:
1,242,866	Mortgage Pass-Through Trust, Whole Loan, Series 2003-HYB1, Class 1A1, 3.714% due 5/19/33 (a)	1,221,664
3,889,636	Series 2003-J10, Class 1A2, 5.250% due 11/25/33	3,867,826
	Federal Home Loan Mortgage Corp. (FHLMC), Structured Pass Through Securities:
5,319,268	Series T-51, Class 1A, 6.500% due 9/25/43 (a)	5,442,276
1,760,832	Series T-56, Class A3B, 4.406% due 8/25/39	1,750,356
	Federal National Mortgage Association (FNMA):
2,233,780	Grantor Trust, Series 2002-T12, Class A5, 4.913% due 10/25/41 (a)	2,314,092
857,723	Series 2003-W12, Class 2A3, 2.420% due 6/25/43	854,799
	Whole Loan:
7,405,588	Series 2003-W06, Class 1A31, 4.243% due 10/25/42 (b)	7,362,053
5,000,000	Series 2003-W12, Class 2A4, 3.350% due 6/25/43	4,897,278
2,973,984	Series 2003-W14, Class 2A, 4.819% due 1/25/43 (a)	3,020,203
2,305,063	Series 2003-W15, Class 3A, 4.868% due 12/25/42 (a)	2,345,059
1,581,485	Series 2003-W19, Class 2A, 4.763% due 6/25/33 (a)	1,601,611
4,490,467	Series 2004-W1, Class 3A, 4.850% due 1/25/43 (a)	4,609,889
2,192,544	IMPAC Secured Assets Corp., Series 2004-3, Class 1A4, 4.779% due 11/25/34 (a)	2,198,340
	Structured ARM Loan Trust:
1,035,447	Series 2004-17, Class A1, 4.538% due 11/25/34 (a)	1,034,872
3,095,258	Series 2005-2, Class A2, 4.629% due 2/25/35 (a)	3,095,509

See Notes to Financial Statements.

12         Smith Barney Funds, Inc. U.S. Government Securities Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 15.2% (continued)
$5,336,750	Structured Asset Securities Corp., Series 2005-RF3, Class 2A, 4.968% due 6/25/35 (a)(c)	$5,416,802
	Washington Mutual Mortgage Pass-Through Certificates:
1,235,667	Series 2003-AR10, Class A3B, 3.890% due 10/25/33 (a)	1,230,939
5,977,174	Series 2003-MS8, Class 1A7, 5.500% due 5/25/33	5,980,805
954,900	Whole Loan, Series 2003-AR5, Class A7, 4.208% due 6/25/33 (a)	951,835

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $61,332,919)	60,477,249

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 8.0%
U.S. Government Agencies — 5.0%
	Federal Home Loan Bank (FHLB):
4,600,000	5.125% due 3/6/06	4,603,786
5,700,000	3.800% due 1/16/07 (b)	5,645,650
5,000,000	4.625% due 1/18/08	4,993,240
4,500,000	Federal National Mortgage Association (FNMA), 5.000% due 1/15/07	4,510,085

	Total U.S. Government Agencies	19,752,761

U.S. Government Obligations — 3.0%
	U.S. Treasury Notes:
8,400,000	3.375% due 10/15/09 (b)	8,114,207
2,500,000	4.000% due 4/15/10 (f)	2,464,455
1,500,000	4.250% due 8/15/13	1,487,052

	Total U.S. Government Obligations	12,065,714

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $32,043,518)	31,818,475

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $438,477,827)	433,501,246

SHORT-TERM INVESTMENTS — 40.1%
Certificates of Deposit (Yankee) — 12.5%
10,000,000	BNP Paribas NY, 3.965% due 2/13/06	10,000,000
10,000,000	Depfa Bank PLC, 4.160% due 8/4/06	9,964,800
10,000,000	Deutsche Bank NY, 4.155% due 8/2/06	9,964,800
10,000,000	Fortis Bank NY, 4.150% due 8/8/06	9,963,700
10,000,000	HBOS Treasury Services PLC, 3.230% due 2/14/06	9,991,241

	Total Certificates of Deposit (Yankee) (Cost — $49,991,632)	49,884,541

See Notes to Financial Statements.

Smith Barney Funds, Inc. U.S. Government Securities Fund 2005 Annual Report         13

Schedule of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

Repurchase Agreement — 27.6%
$109,804,000	Interest in $405,369,000 joint tri-party repurchase agreement dated 12/30/05 with Greenwich Capital Markets Inc., 4.280% due 1/3/06; Proceeds at maturity — $109,856,218; (Fully collateralized by various U.S. government obligations, 0.000% to 9.375% due 1/11/06 to 11/15/30; Market value — $112,000,630) (b) (Cost — $109,804,000)	$109,804,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $159,795,632)	159,688,541

	TOTAL INVESTMENTS — 149.1% (Cost — $598,273,459#)	593,189,787
	Liabilities in Excess of Other Assets — (49.1)%	(195,409,794)

	TOTAL NET ASSETS — 100.0%	$397,779,993

(a)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2005.
(b)	All or a portion of this security is segregated for open futures contracts, TBA’s and mortgage dollar rolls.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.
(d)	This security is traded on a “to-be-announced” basis (See Note 1).
(e)	All or a portion of this security was acquired under a mortgage dollar roll agreement (See Notes 1 and 3).
(f)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is $598,781,963.

Abbreviation used in this schedule:
ARM	—	Adjustable Rate Mortgage

See Notes to Financial Statements.

14         Smith Barney Funds, Inc. U.S. Government Securities Fund 2005 Annual Report

Statement of Assets and Liabilities (December 31, 2005)

ASSETS:
Investments, at value (Cost — $598,273,459)	$593,189,787
Cash	880
Interest receivable	2,673,257
Receivable for Fund shares sold	564,395
Prepaid expenses	17,717

Total Assets	596,446,036

LIABILITIES:
Payable for securities purchased	196,968,588
Distributions payable	634,959
Payable for Fund shares repurchased	567,082
Management fee payable	151,320
Transfer agent fees payable	101,161
Deferred dollar roll income	99,928
Distribution fees payable (Notes 2 and 4)	53,887
Payable to broker — variation margin on open futures contracts	8,594
Deferred compensation payable	3,190
Directors’ fees payable	77
Accrued expenses	77,257

Total Liabilities	198,666,043

Total Net Assets	$397,779,993

NET ASSETS:
Par value (Note 6)	$304,887
Paid-in capital in excess of par value	409,171,931
Undistributed net investment income	985,904
Accumulated net realized loss on investments and futures contracts	(7,606,681)
Net unrealized depreciation on investments and futures contracts	(5,076,048)

Total Net Assets	$397,779,993

Shares Outstanding:
Class A	13,302,068

Class B	3,536,078

Class C	4,976,823

Class Y	8,673,719

Net Asset Value:
Class A (and redemption price)	$13.06

Class B *	$13.06

Class C *	$12.99

Class Y (and redemption price)	$13.06

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 4.50%)	$13.68

*	Redemption price is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Smith Barney Funds, Inc. U.S. Government Securities Fund 2005 Annual Report         15

Statement of Operations (For the year ended December 31, 2005)

INVESTMENT INCOME:
Interest	$18,721,205

EXPENSES:
Management fee (Note 2)	1,785,111
Distribution fees (Notes 2 and 4)	1,290,853
Transfer agent fees (Notes 2 and 4)	400,112
Shareholder reports (Note 4)	79,344
Registration fees	54,839
Custody fees	47,287
Legal fees	28,775
Audit and tax	20,612
Insurance	11,952
Directors’ fees	4,262
Miscellaneous expenses	5,104

Total Expenses	3,728,251
Less: Distribution fees reimbursement (Note 4)	(148,282)

Net Expenses	3,579,969

Net Investment Income	15,141,236

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investments	(122,850)
Futures contracts	5,579

Net Realized Loss	(117,271)

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(7,223,043)
Futures contracts	(12,602)

Change in Net Unrealized Appreciation/Depreciation	(7,235,645)

Net Loss on Investments and Futures Contracts	(7,352,916)

Increase in Net Assets From Operations	$7,788,320

See Notes to Financial Statements.

16         Smith Barney Funds, Inc. U.S. Government Securities Fund 2005 Annual Report

Statements of Changes in Net Assets (For the years ended December 31,)

	2005	2004
OPERATIONS:
Net investment income	$15,141,236	$11,499,535
Net realized gain (loss)	(117,271)	1,571,409
Change in net unrealized appreciation/depreciation	(7,235,645)	(1,929,294)

Increase in Net Assets From Operations	7,788,320	11,141,650

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(16,770,174)	(12,554,071)

Decrease in Net Assets From Distributions to Shareholders	(16,770,174)	(12,554,071)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	82,316,141	150,388,620
Reinvestment of distributions	9,721,988	9,356,538
Cost of shares repurchased	(92,580,473)	(112,982,531)

Increase (Decrease) in Net Assets From Fund Share Transactions	(542,344)	46,762,627

Increase (Decrease) in Net Assets	(9,524,198)	45,350,206
NET ASSETS:
Beginning of year	407,304,191	361,953,985

End of year*	$397,779,993	$407,304,191

* Includes undistributed net investment income of:	$985,904	$737,243

See Notes to Financial Statements.

Smith Barney Funds, Inc. U.S. Government Securities Fund 2005 Annual Report         17

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class A Shares	2005(1)		2004		2003(1)		2002(1)	2001(1)
Net Asset Value, Beginning of Year	$13.35		$13.39		$13.58		$13.21	$13.09

Income (Loss) From Operations:
Net investment income	0.52		0.48		0.40		0.56	0.67 (2)
Net realized and unrealized gain (loss)	(0.24)		(0.01)		(0.07)		0.45	0.24 (2)

Total Income From Operations	0.28		0.47		0.33		1.01	0.91

Less Distributions From:
Net investment income	(0.57)		(0.51)		(0.49)		(0.64)	(0.79)
Return of capital	—		—		(0.03)		—	—

Total Distributions	(0.57)		(0.51)		(0.52)		(0.64)	(0.79)

Net Asset Value, End of Year	$13.06		$13.35		$13.39		$13.58	$13.21

Total Return(3)	2.14%		3.58%		2.52%		7.78%	7.09%

Net Assets, End of Year (millions)	$174		$195		$209		$234	$222

Ratios to Average Net Assets:
Gross expenses	0.84%		0.84%		0.83%		0.84%	0.85%
Net expenses	0.76	(4)	0.83	(5)	0.83		0.84	0.85
Net investment income	3.96		3.59		2.91		4.15	5.04 (2)

Portfolio Turnover Rate	142	%(6)	23	%(6)	69	%(6)	418%	284%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of the change, for the year ended December 31, 2001, the ratio of net investment income to average net assets would have been 5.16%. The impact of this change to net investment income and net realized and unrealized gain was $0.02 per share. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The distributor reimbursed a portion of its fees.
(5)	The investment manager voluntarily waived a portion of its fees.
(6)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 616%, 523% and 427% for the years ended December 31, 2005, 2004 and 2003, respectively.

See Notes to Financial Statements.

18         Smith Barney Funds, Inc. U.S. Government Securities Fund 2005 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class B Shares	2005(1)		2004		2003(1)		2002(1)	2001(1)
Net Asset Value, Beginning of Year	$13.36		$13.41		$13.60		$13.23	$13.11

Income (Loss) From Operations:
Net investment income	0.45		0.41		0.33		0.50	0.58 (2)
Net realized and unrealized gain (loss)	(0.24)		(0.01)		(0.06)		0.44	0.26 (2)

Total Income From Operations	0.21		0.40		0.27		0.94	0.84

Less Distributions From:
Net investment income	(0.51)		(0.45)		(0.43)		(0.57)	(0.72)
Return of capital	—		—		(0.03)		—	—

Total Distributions	(0.51)		(0.45)		(0.46)		(0.57)	(0.72)

Net Asset Value, End of Year	$13.06		$13.36		$13.41		$13.60	$13.23

Total Return(3)	1.56%		3.02%		2.04%		7.25%	6.55%

Net Assets, End of Year (millions)	$46		$57		$71		$75	$45

Ratios to Average Net Assets:
Gross expenses	1.34%		1.34%		1.31%		1.32%	1.34%
Net expenses	1.34		1.33	(4)	1.31		1.32	1.34
Net investment income	3.37		3.09		2.42		3.68	4.32 (2)

Portfolio Turnover Rate	142	%(5)	23	%(5)	69	%(5)	418%	284%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of the change, for the year ended December 31, 2001, the ratio of net investment income to average net assets would have been 4.45%. The impact of this change to net investment income and net realized and unrealized gain was $0.01 per share. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager voluntarily waived a portion of its fees.
(5)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 616%, 523% and 427% for the years ended December 31, 2005, 2004 and 2003, respectively.

See Notes to Financial Statements.

Smith Barney Funds, Inc. U.S. Government Securities Fund 2005 Annual Report         19

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class C Shares(1)	2005(2)		2004		2003(2)		2002(2)	2001(2)
Net Asset Value, Beginning of Year	$13.31		$13.37		$13.58		$13.22	$13.10

Income (Loss) From Operations:
Net investment income	0.41		0.37		0.30		0.48	0.59 (3)
Net realized and unrealized gain (loss)	(0.25)		(0.00	)(4)	(0.06)		0.45	0.25 (3)

Total Income From Operations	0.16		0.37		0.24		0.93	0.84

Less Distributions From:
Net investment income	(0.48)		(0.43)		(0.42)		(0.57)	(0.72)
Return of capital	—		—		(0.03)		—	—

Total Distributions	(0.48)		(0.43)		(0.45)		(0.57)	(0.72)

Net Asset Value, End of Year	$12.99		$13.31		$13.37		$13.58	$13.22

Total Return(5)	1.25%		2.82%		1.83%		7.17%	6.56%

Net Assets, End of Year (millions)	$65		$63		$61		$56	$31

Ratios to Average Net Assets:
Gross expenses	1.59%		1.60%		1.51%		1.43%	1.32%
Net expenses	1.59		1.58	(6)	1.51		1.43	1.32
Net investment income	3.13		2.84		2.24		3.58	4.44 (3)

Portfolio Turnover Rate	142	%(7)	23	%(7)	69	%(7)	418%	284%

(1)	On April 29, 2004, Class L shares were renamed as Class C shares.
(2)	Per share amounts have been calculated using the average shares method.
(3)	Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of the change, for the year ended December 31, 2001, the ratio of net investment income to average net assets would have been 4.57%. The impact of this change to net investment income and net realized and unrealized gain was $0.02 per share. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(4)	Amount represents less than $0.01 per share.
(5)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(6)	The investment manager voluntarily waived a portion of its fees.
(7)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 616%, 523% and 427% for the years ended December 31, 2005, 2004 and 2003, respectively.

See Notes to Financial Statements.

20         Smith Barney Funds, Inc. U.S. Government Securities Fund 2005 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class Y Shares	2005(1)		2004		2003(1)		2002(1)	2001(1)
Net Asset Value, Beginning of Year	$13.36		$13.41		$13.59		$13.22	$13.10

Income (Loss) From Operations:
Net investment income	0.56		0.57		0.44		0.60	0.70 (2)
Net realized and unrealized gain (loss)	(0.24)		(0.06)		(0.05)		0.44	0.25 (2)

Total Income From Operations	0.32		0.51		0.39		1.04	0.95

Less Distributions From:
Net investment income	(0.62)		(0.56)		(0.54)		(0.67)	(0.83)
Return of capital	—		—		(0.03)		—	—

Total Distributions	(0.62)		(0.56)		(0.57)		(0.67)	(0.83)

Net Asset Value, End of Year	$13.06		$13.36		$13.41		$13.59	$13.22

Total Return(3)	2.41%		3.85%		2.91%		8.06%	7.41%

Net Assets, End of Year (millions)	$113		$92		$21		$2	$2

Ratios to Average Net Assets:
Gross expenses	0.50%		0.51%		0.48%		0.54%	0.55%
Net expenses	0.50		0.50	(4)	0.48		0.54	0.55
Net investment income	4.24		3.86		3.27		4.47	5.29 (2)

Portfolio Turnover Rate	142	%(5)	23	%(5)	69	%(5)	418%	284%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of the change, for the year ended December 31, 2001, the ratio of net investment income to average net assets would have been 5.41%. The impact of this change to net investment income and net realized and unrealized gain was $0.02 per share. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager voluntarily waived a portion of its fees.
(5)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 616%, 523% and 427% for the years ended December 31, 2005, 2004 and 2003, respectively.

See Notes to Financial Statements.

Smith Barney Funds, Inc. U.S. Government Securities Fund 2005 Annual Report         21

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The U.S. Government Securities Fund (the “Fund”), is a separate diversified investment fund of the Smith Barney Funds Inc. (the “Company”). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund may enter into financial futures contracts to hedge against the economic impact of adverse changes in the market value of portfolio securities due to changes in interest rates or as a substitute for buying or selling securities or as a cash flow management technique. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the

22         Smith Barney Funds, Inc. U.S. Government Securities Fund 2005 Annual Report

Notes to Financial Statements (continued)

risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Mortgage Dollar Rolls. The Fund enters into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(g) Distributions to Shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Smith Barney Funds, Inc. U.S. Government Securities Fund 2005 Annual Report         23

Notes to Financial Statements (continued)

(h) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(i) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$1,877,599	$(1,877,599)

(a)	Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities and income from mortgage backed securities treated as capital gains for tax purposes.

2.	Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager, Smith Barney Fund Management LLC (“SBFM” or the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

Prior to the transaction, the Fund paid the Manager a fee calculated at an annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Annual Rate
First $200 million	0.500%

Over $200 million	0.400

Under the new Investment Management agreement, the Fund will continue to pay the Manager a management fee calculated at an annual rate of the Fund’s average daily net assets as shown in the table above.

24         Smith Barney Funds, Inc. U.S. Government Securities Fund 2005 Annual Report

Notes to Financial Statements (continued)

The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive, Westborough, MA 01581. During the period covered by this report, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. PFPC acted as the Fund’s sub-transfer agent. CTB received account fees and asset-based fees that varied according to the size and type of account. PFPC was responsible for shareholder recordkeeping and financial processing for all shareholder accounts and was paid by CTB. For the period ended December 31, 2005, the Fund paid transfer agent fees of $171,071 to CTB. In addition, for the period ended December 31, 2005, the Fund also paid $52,751 to other Citigroup affiliates for shareholder recordkeeping services.

The Fund’s Board has appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved amended and restated Rule 12b-1 Plans. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the period ended December 31, 2005, CGM, its affiliates and LMIS received sales charges of approximately $97,000 on sales of the Fund’s Class A shares.

In addition, for the period ended December 31, 2005, CDSCs paid to CGM, its affiliates and LMIS were approximately:

	Class A	Class B	Class C
CDSCs	$5,000	$120,000	$2,000

The Fund has adopted an unfunded, non-qualified deferred compensation Plan (the “Plan”) which allows non-interested directors (“Directors”) to defer the receipt of all or a portion of the directors’ fees earned until a later date specified by the Directors. The deferred fees earn a return based on notional investments selected by the Directors. The balance of the deferred fees payable may change depending upon the investment performance. Any gains earned or losses incurred in the deferred balances are reported in the Statement of Operations under Directors’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be

Smith Barney Funds, Inc. U.S. Government Securities Fund 2005 Annual Report         25

Notes to Financial Statements (continued)

made from the Fund’s general assets. Effective January 1, 2006, the Board of Directors voted to discontinue offering the Plan to its members. This change will have no effect on fees previously deferred.

As of December 31, 2005, the Fund had accrued $3,190 as deferred compensation payable.

Certain officers and one director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.	Investments

During the year ended December 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and mortgage dollar rolls) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$35,246,712	$616,285,108

Sales	83,829,335	538,819,438

At December 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$815,630
Gross unrealized depreciation	(6,407,806)

Net unrealized depreciation	$(5,592,176)

At December 31, 2005, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Buy:
U.S. Treasury Notes	50	3/06	$5,462,689	$5,470,313	$7,624

During the year ended December 31, 2005, the Fund entered into mortgage dollar roll transactions in the aggregate amount of $2,085,678,175. For the year ended December 31, 2005, the Fund recorded interest income of $3,142,466 related to such transactions. At December 31, 2005, the Fund had outstanding mortgage dollar rolls with a total cost of $194,110,896.

4.	Class Specific Expenses

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets of

26         Smith Barney Funds, Inc. U.S. Government Securities Fund 2005 Annual Report

Notes to Financial Statements (continued)

each class, respectively. For the year ended December 31, 2005, total distribution fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C
Distribution Fees	$454,247	$392,298	$444,308

During the year ended December 31, 2005, CGM reimbursed a portion of its distribution fees in the amount of $148,282 which represents the excess of payments made by the Fund with respect to the Distribution Plan for Class A shares over the cumulative unreimbursed amounts spent by CGM in performing its services under the Distribution Plan.

For the year ended December 31, 2005, total transfer agent fees were as follows:

	Class A	Class B	Class C	Class Y
Transfer Agent Fees	$146,902	$34,886	$218,178	$146

For the year ended December 31, 2005, total shareholder reports expenses were as follows:

	Class A	Class B	Class C	Class Y
Shareholder Reports Expenses	$26,569	$16,055	$36,188	$532

5.	Distributions to Shareholders by Class

	Year Ended December 31, 2005	Year Ended December 31, 2004
Net Investment Income
Class A	$7,827,026	$7,606,718
Class B	1,984,461	2,104,207
Class C(1)	2,330,559	1,971,319
Class Y	4,628,128	871,827

Total	$16,770,174	$12,554,071

(1)	On April 29, 2004, Class L shares were renamed as Class C shares.

6.	Capital Shares

At December 31, 2005, the Company had two billion shares of capital stock authorized with a par value of $0.01 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses, those specifically related to the distribution of its shares.

Smith Barney Funds, Inc. U.S. Government Securities Fund 2005 Annual Report         27

Notes to Financial Statements (continued)

Transactions in shares of each class were as follows:

	Year Ended December 31, 2005		Year Ended December 31, 2004
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,010,285	$26,617,240	2,779,924	$37,060,037
Shares issued on reinvestment	456,597	6,023,811	431,433	5,756,732
Shares repurchased	(3,782,302)	(50,109,745)	(4,222,757)	(56,267,050)

Net Decrease	(1,315,420)	$(17,468,694)	(1,011,400)	$(13,450,281)

Class B
Shares sold	255,292	$3,385,199	292,767	$3,917,091
Shares issued on reinvestment	122,086	1,612,035	125,976	1,683,415
Shares repurchased	(1,129,508)	(14,929,021)	(1,419,108)	(18,964,199)

Net Decrease	(752,130)	$(9,931,787)	(1,000,365)	$(13,363,693)

Class C(1)
Shares sold	1,739,325	$22,892,246	1,794,153	$23,917,582
Shares issued on reinvestment	158,751	2,085,071	127,145	1,692,384
Shares repurchased	(1,661,268)	(21,873,725)	(1,757,650)	(23,443,136)

Net Increase	236,808	$3,103,592	163,648	$2,166,830

Class Y
Shares sold	2,227,674	$29,421,456	6,378,861	$85,493,910
Shares issued on reinvestment	81	1,071	16,766	224,007
Shares repurchased	(425,153)	(5,667,982)	(1,065,379)	(14,308,146)

Net Increase	1,802,602	$23,754,545	5,330,248	$71,409,771

(1)	On April 29, 2004, Class L shares were renamed as Class C shares.

7.	Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date	Payable Date	Class A	Class B	Class C	Class Y
Daily	1/31/2006	$0.049236	$0.049509	$0.042072	$0.053235

The tax character of distributions paid during the fiscal years ended December 31 was as follows:

	2005	2004
Distributions paid from:
Ordinary Income	$16,770,174	$12,554,071

Total Distributions Paid	$16,770,174	$12,554,071

28         Smith Barney Funds, Inc. U.S. Government Securities Fund 2005 Annual Report

Notes to Financial Statements (continued)

As of December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$989,094
Capital loss carryforward(*)	(7,090,553)
Other book/tax temporary differences(a)	(10,814)
Unrealized appreciation/(depreciation)(b)	(5,584,552)

Total accumulated earnings/(losses) — net	$(11,696,825)

(*)	As of December 31, 2005, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2008	$(4,393,953)
12/31/2011	(777,138)
12/31/2012	(420,494)
12/31/2013	(1,498,968)

$(7,090,553)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures contracts and differences in the book/tax treatment of various items.
(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the difference between book & tax amortization methods for premiums on fixed income securities.

8.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

Smith Barney Funds, Inc. U.S. Government Securities Fund 2005 Annual Report         29

Notes to Financial Statements (continued)

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason Inc.

9.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

***

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM (the “Distributor”) and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”) (the “Advisers”),

30         Smith Barney Funds, Inc. U.S. Government Securities Fund 2005 Annual Report

Notes to Financial Statements (continued)

substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, the Fund’s investment manager believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, the Fund’s investment manager and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

10.	Other Matters

On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBFM and SBAM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Fund or SBFM and SBAM’s ability to perform investment management services relating to the Fund.

Smith Barney Funds, Inc. U.S. Government Securities Fund 2005 Annual Report         31

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Smith Barney Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of U.S. Government Securities Fund, a series of Smith Barney Funds, Inc., as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of U.S. Government Securities Fund as of December 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 22, 2006

32         Smith Barney Funds, Inc. U.S. Government Securities Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited)

Background

The members of the Board of Smith Barney Funds, Inc. — Smith Barney U.S. Government Securities Fund (the “Fund”), including the Fund’s independent, or non-interested, Board members (the “Independent Board Members”), received information from the Fund’s manager (the “Manager”) to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”). The Board received and considered a variety of information about the Manager and the Fund’s distributor(s), as well as the advisory and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below.

The presentation made to the Board encompassed the Fund and all the funds for which the Board has responsibility. Some funds overseen by the Board have an investment advisory agreement and an administration agreement and some funds have an investment management agreement that encompasses both functions. The discussion below covers both advisory and administrative functions being rendered by the Manager whether a fund has a single agreement in place or both an advisory and administration agreement. The terms “Management Agreement”, “Contractual Management Fee” and “Actual Management Fee” are used in a similar manner to refer to both advisory and administration agreements and their related fees whether a fund has a single agreement or separate agreements in place.

Board Approval of Management Agreement.

In approving the Management Agreement, the Fund’s Board, including the Independent Board Members, considered the following factors:

Nature, Extent and Quality of the Services under the Management Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement during the past year. The Board also received a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

Smith Barney Funds, Inc. U.S. Government Securities Fund 2005 Annual Report         33

Board Approval of Management Agreement (unaudited) (continued)

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s Office of the Chief Investment Officer, composed of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

At the Board’s request following the conclusion of the 2004 contract continuance discussions, the Manager prepared and provided to the Board in connection with the 2005 discussions an analysis of complex-wide management fees, which, among other things, set out a proposed framework of fees based on asset classes. The Board engaged the services of independent consultants to assist it in evaluating the Fund’s fees generally and within the context of the framework.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement were acceptable.

Fund Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s).

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “US mortgage funds” by Lipper, showed that the Fund’s performance for all of the time periods presented was within the median range. The Board noted that in July 2002 there had been a change in the portfolio management team managing the Fund’s portfolio and took into account reports throughout the year explaining improving shorter term results. Based on their review, the Board concluded that the Fund’s relative investment performance was acceptable.

34         Smith Barney Funds, Inc. U.S. Government Securities Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager. The Board also reviewed and considered whether fee waiver and/or expense reimbursement arrangements are currently in place for the Fund and considered the actual fee rate (after taking any waivers and reimbursements into account) (the “Actual Management Fee”) and whether any fee waivers and reimbursements could be discontinued.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fees and Actual Management Fee and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributors and how the amounts received by the distributors are paid.

The information comparing the Fund’s Class A shares’ Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 6 retail front-end load funds (including the Fund) classified as “US mortgage funds” and 6 retail front-end funds classified as “GNMA funds” by Lipper, showed that the Fund’s Contractual and Actual Management Fees were within the range of management fees paid by other funds in the Expense Group and, indeed, were better than the median. The Board noted that the Fund’s actual total expense ratio was also better than the median and concluded that it was acceptable.

Taking all of the above into consideration, the Board determined that the Management Fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information

Smith Barney Funds, Inc. U.S. Government Securities Fund 2005 Annual Report         35

Board Approval of Management Agreement (unaudited) (continued)

with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Manager’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow beyond current levels. However, because of the nature of the Manager’s business, the Board could not reach definitive conclusions as to whether the Manager might realize economies of scale or how great they may be.

The Board noted that the Fund’s asset level exceeded the breakpoints (or would exceed any proposed breakpoints) and, as a result, the Fund and its shareholders realized or would realize the benefit of a lower total expense ratio than if no breakpoints had been in place. The Board also noted that as the Fund’s assets have increased over time, it has realized other economies of scale as certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and their affiliates as a result of their relationship with the Fund, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

In light of all of the foregoing, the Board approved the Management Agreement to continue for another year.

Additional Information

On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. under which Citigroup agreed to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Adviser, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

The consummation of the Transaction resulted in the automatic termination of the Fund’s current management agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to the closing of the Transaction, the Fund’s Board approved a new management agreement between the Fund and the Adviser (the “New Management Agreement”), and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

36         Smith Barney Funds, Inc. U.S. Government Securities Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

On July 11, 2005, members of the Board discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

At a meeting held on August 1, 2005, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Adviser as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition, asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. Representatives of CAM and Legg Mason also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement The Independent Board Members also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

(iii) that Legg Mason and its wholly-owned subsidiary, Western Asset Management Company and its affiliates (“Western Asset”), are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Adviser, which, among other things, may involve Western Asset and the Adviser sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board

Smith Barney Funds, Inc. U.S. Government Securities Fund 2005 Annual Report         37

Board Approval of Management Agreement (unaudited) (continued)

oversight and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

(iv) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

(v) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and their shareholders by the Adviser, including compliance services;

(vi) that Legg Mason has advised the Board that it has no present intention to alter the expense waivers and reimbursements currently in effect and, while it reserves the right to do so in the future, it would consult with the Board before making any changes;

(vii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any “undue burden” on Fund shareholders under applicable provisions of the 1940 Act;

(viii) the assurances from Citigroup and Legg Mason that, for a three-year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

(ix) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds;

(x) that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xi) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

(xii) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

(xiii) the terms and conditions of the New Management Agreement, including the differences from the current management agreement, and the benefits of a single, uniform form of agreement covering these services;

(xiv) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement;

(xv) that the Fund would avail itself of permissions granted under certain licensing arrangements between Citigroup and Legg Mason that would permit the Fund (including any share classes thereof) to maintain its current name, as well as all logos,

38         Smith Barney Funds, Inc. U.S. Government Securities Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

trademarks and service marks, related to Citigroup or any of its affiliates for some agreed upon time period after the closing of the Transaction; and

(xvi) that, as discussed in detail above, within the past year the Board had performed a full annual review of the current management agreement as required by the 1940 Act. In that regard, the Board, in its deliberations concerning the New Management Agreement, considered the same factors regarding the nature, quality and extent of services provided, costs of services provided, profitability, fall-out benefits, fees and economies of scale and investment performance as it did when it renewed the current management agreement, and reached substantially the same conclusions.

Smith Barney Funds, Inc. U.S. Government Securities Fund 2005 Annual Report         39

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the U.S. Government Securities Fund (“Fund”) are managed under the direction of the Smith Barney Funds, Inc. (“Company”) Board of Directors. Information pertaining to the Directors and certain officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Company’s Directors and is available, without charge, upon request by calling Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Lee Abraham 13732 LeHavre Drive Frenchman’s Creek Palm Beach Gardens, FL 33410 Birth Year: 1927	Director	Since 1999	Retired; Former Director of Signet Group PLC	27	None

Jane F. Dasher Korsant Partners 283 Greenwich Avenue Greenwich, CT 06830 Birth Year: 1949	Director	Since 1999	Controller of PBK Holdings Inc., a family investment company	27	None

Donald R. Foley 3668 Freshwater Drive Jupiter, FL 33477 Birth Year: 1922	Director	Since 1982	Retired	27	None

Richard E. Hanson Jr. 2751 Vermont Route 140 Poultney, VT 05764 Birth Year: 1941	Director	Since 1999	Retired; Former Head of the New Atlanta Jewish Community High School	27	None

Paul Hardin 12083 Morehead Chapel Hill, NC 27514-8426 Birth Year: 1931	Director	Since 1994	Professor of Law & Chancellor Emeritus at the University of North Carolina	34	None

Roderick C. Rasmussen 9 Cadence Court Morristown, NJ 07960 Birth Year: 1926	Director	Since 1982	Investment Counselor	27	None

John P. Toolan 7202 Southeast Golf Ridge Way Hobe Sound, Florida 33455 Birth Year: 1930	Director	Since 1992	Retired	27	None

40         Smith Barney Funds, Inc. U.S. Government Securities Fund 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director:
R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue Mezzanine New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of CAM; Chairman, President, Chief Executive Officer and Director SBFM, and CFM; President and Chief Executive Officer of certain mutual funds associated with CAM; formerly Portfolio Manager of Smith Barney Allocation Series, Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000); formerly Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)	183	None

Officers:
Andrew B. Shoup CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with CAM; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

Smith Barney Funds, Inc. U.S. Government Securities Fund 2005 Annual Report         41

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Robert J. Brault CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of CAM; Chief Financial Officer and Treasurer of certain mutual funds associated with CAM; Director of Internal Control for CAM U.S. Mutual Fund Administration (from 2002 to 2004); Director of Project Management & Information Systems for CAM U.S. Mutual Fund Administration (from 2000 to 2002); Vice President, of Mutual Fund Administration at investors Capital Services (from 1999 to 2000)	NA	NA

Mark Lindbloom CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1956	Vice President and Investment Officer	Since 2002	Managing Director of CAM; Investment Officer of Salomon Brothers Asset Management Inc (“SBAM”)	N/A	N/A

Francis Mustaro CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1950	Vice President and Investment Officer	Since 2002	Managing Director of CAM; Investment Officer of SBAM	N/A	N/A

42         Smith Barney Funds, Inc. U.S. Government Securities Fund 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Ted P. Becker CAM 399 Park Avenue New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Managing Director of Compliance at Legg Mason & Co., LLC, (2005-Present); Chief Compliance Officer with certain mutual funds associated with CAM (since 2006); Managing Director of Compliance at Citigroup Asset Management (2002-2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.	N/A	N/A

John Chiota CAM 100 First Stamford Place 5th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of CAM (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with CAM (since 2006); prior to August 2004, Chief AML Compliance Officer with TD Waterhouse.	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Pl. 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel, Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM (from 2001 to 2004); Secretary and Chief Legal Officer of mutual funds associated with CAM.	N/A	N/A
*	Each Director and officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

Smith Barney Funds, Inc. U.S. Government Securities Fund 2005 Annual Report         43

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On November 15, 2005, a Special Meeting of Shareholders was held to: (1) elect directors and (2) approve a new management agreement. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the matters voted on at the Special Meeting of Shareholders.

1. Election of Directors

Name	Votes For	Authority Withheld	Abstentions
Lee Abraham	82,346,086.144	1,105,415.362	187,675.553
Jane F. Dasher	82,381,972.792	1,069,528.714	187,675.553
Donald R. Foley	82,355,993.618	1,095,507.888	187,675.553
Richard E. Hanson, Jr.	82,381,459.922	1,070,041.584	187,675.553
Paul Hardin	82,387,731.265	1,063,770.241	187,675.553
Roderick C. Rasmussen	82,349,344.917	1,102,156.589	187,675.553
John P. Toolan	82,362,817.190	1,088,684.316	187,675.553
R. Jay Gerken	82,364,490.243	1,087,011.263	187,675.553

2. Approval of New Management Agreement

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
New Management Agreement	14,963,172.385	266,414.052	447,919.788	451,217.000

44         Smith Barney Funds, Inc. U.S. Government Securities Fund 2005 Annual Report

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2005:

Record Date:	Daily
Payable Date:	Monthly

Interest from Federal Obligations	4.53%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Smith Barney Funds, Inc. U.S. Government Securities Fund 2005 Annual Report         45

Smith Barney Funds, Inc.

U.S. Government Securities Fund

DIRECTORS

Lee Abraham

Jane F. Dasher

Donald R. Foley

R. Jay Gerken, CFA

Chairman

Richard E. Hanson, Jr.

Paul Hardin

Roderick C. Rasmussen

John P. Toolan

OFFICERS

R. Jay Gerken, CFA

President and Chief
Executive Officer

Andrew B. Shoup

Senior Vice President and Chief Administrative Officer

Robert J. Brault

Chief Financial Officer

and Treasurer

Mark Lindbloom

Vice President and

Investment Officer

Francis Mustaro

Vice President and

Investment Officer

Ted P. Becker

Chief Compliance Officer

John Chiota

Chief Anti-Money Laundering

Compliance Officer

OFFICERS (continued)

Robert I. Frenkel

Secretary and
Chief Legal Officer

INVESTMENT MANAGER

Smith Barney Fund
Management LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts

01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Smith Barney Funds, Inc. — U.S. Government Securities Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.citigroupam.com

©2005 Legg Mason Investor Services, LLC

Member NASD, SIPC

FD01086 2/06	06-9686

Smith Barney Funds, Inc.

U.S. Government Securities Fund

The Fund is a separate investment fund of the Smith Barney Funds, Inc., a Maryland corporation.

U.S. GOVERNMENT SECURITIES FUND

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jane Dasher, the Chairperson of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Dasher as the Audit Committee’s financial expert. Ms. Dasher is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2004 and December 31, 2005 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $52,500 in 2004 and $52,500 in 2005.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Smith Barney Funds, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $6,700 in 2004 and $6,700 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Smith Barney Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Smith Barney Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Smith Barney Funds, Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Funds, Inc. during the reporting period were $0 in 2005 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2004.

(h) Yes. The Smith Barney Funds, Inc.’ Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Smith Barney Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Funds, Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Smith Barney Funds, Inc.

Date: March 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Smith Barney Funds, Inc.

Date: March 10, 2006

By:	/s/ Robert J. Brault
(Robert J. Brault)
Chief Financial Officer of
Smith Barney Funds, Inc.

Date: March 10, 2006